UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2012

Sigma-Aldrich Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	000-08135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street, St. Louis, Missouri 63103

(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (314) 771-5765

                              N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to By-Laws

On May 1, 2012, the Sigma-Aldrich Corporation (the “Company”) Board of Directors (the “Board”) approved an amendment to Article 9.01 of the Sigma-Aldrich Corporation By-Laws (the “By-Laws”) to eliminate the last remaining supermajority vote requirement contained therein and correct a typographical error. With the amendment, shareholders can now adopt new By-Laws and amend existing ones by a majority vote.

The foregoing description of the amendment to the By-Laws is qualified in its entirety by reference to the text of the amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting of Shareholders (the “2012 Annual Meeting”) on May 1, 2012, to: (i) elect nine Directors to the Board; (ii) ratify the appointment of KPMG LLP by the Company’s Audit Committee (the “Audit Committee”) as the Company’s independent registered public accountant for the year ending December 31, 2012; and (iii) hold an advisory vote to approve named executive officer compensation. As of March 2, 2012, the record date for the 2012 Annual Meeting, there were 120,833,169 outstanding shares of the Company’s common stock, par value $1.00 per share, eligible to vote. Of such shares, 106,865,920 were represented at the meeting, or an 88.44% quorum.

Election of Directors. The Company’s shareholders approved all nine nominees for election to the Board for terms expiring at the Company’s 2013 Annual Meeting of Shareholders or until their respective successors are elected and qualified, with the number of votes cast for and against, abstentions and broker non-votes for each of these individuals set forth below:

Director	For	Against	Abstain	Broker Non-Votes
Rebecca M. Bergman	93,960,856	99,173	76,291	12,729,600
George M. Church	93,932,556	118,223	85,541	12,729,600
W. Lee McCollum	93,562,854	493,135	80,331	12,729,600
Avi M. Nash	93,908,077	149,746	78,497	12,729,600
Steven M. Paul	93,921,122	128,732	86,466	12,729,600
J. Pedro Reinhard	92,805,771	1,246,726	83,823	12,729,600
Rakesh Sachdev	93,580,245	471,927	84,148	12,729,600
D. Dean Spatz	92,420,694	1,627,490	88,136	12,729,600
Barrett A. Toan	93,555,042	492,905	88,373	12,729,600

Ratification of Audit Committee’s Appointment of KPMG LLP as Company’s Independent Registered Public Accountant for 2012. The Company’s shareholders ratified the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accountant for the year ending December 31, 2012 with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
106,229,415	573,718	62,787	0

Advisory Vote to Approve Named Executive Officer Compensation. The Company’s shareholders approved the non-binding resolution approving the compensation of the Company’s named executive officers with the number of votes cast for and against, abstentions and broker non-votes set forth below:

For	Against	Abstain	Broker Non-Votes
92,625,389	1,284,158	226,773	12,729,600

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.2	Amendment to Sigma-Aldrich Corporation By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMA-ALDRICH CORPORATION

Date: May 2, 2012	By:	/s/ George L. Miller
George L. Miller Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

3.2	Amendment to Sigma-Aldrich Corporation By-Laws